SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
MAY 16, 2000

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FILM ROMAN, INC.
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(Exact name of Registrant as specified in charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-29642 (Commission File Number)	95-4585357 (I.R.S. Employer Identification No.)

12020 Chandler Blvd., Suite 200
NORTH HOLLYWOOD, CALIFORNIA 91607
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(Address of Principal Executive Offices) (ZIP Code)

(818) 761-2544
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Registrant's Telephone Number, Including Area Code

N/A
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(Former Name or Former Address, if Changed Since Last Report)

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Item 5. OTHER EVENTS.

          On May 16, 2000, the Board of Directors of Film Roman, Inc. (the "Company") appointed Michael Medavoy to serve as director of the Company, filling an existing vacancy on the Board of Directors. Mr. Medavoy will be a class II director of the Company, subject to reelection at the 2001 annual meeting of Shareholders. A copy of the Company's press release regarding the appointment of Mr. Medavoy to the Board of Directors is attached hereto as Exhibit 1.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FILM ROMAN, INC.

By: /S/ DIXON DERN _______________________________ Dixon Dern Secretary

Dated: May 16, 2000

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EXHIBIT INDEX

Exhibit		Page No.
1	Press Release, dated May 16, 2000, which announced the appointment of Michael Medavoy as a Director of the Company.

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